                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS: That each of the undersigned directors and the undersigned Director/Officer of ARCH COAL, INC., a Delaware corporation ("Arch Coal"), hereby constitutes and appoints Steven F. Leer, Patrick A. Kriegshauser and Jeffry N. Quinn, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, to sign Arch Coal's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended; to file such Annual Report and the exhibits thereto and any and all other documents in connection therewith, including without limitation amendments thereto, with the Securities and Exchange Commission; and to do and perform any and all other acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 26, 1998

             /s/ STEVEN F. LEER                   President and Chief Executive Officer and Director
------------------------------------------------
                 Steven F. Leer

             /s/ JAMES R. BOYD                    Director
------------------------------------------------
                 James R. Boyd

           /s/ ROBERT A. CHARPIE                  Director
------------------------------------------------
               Robert A. Charpie

           /s/ PAUL W. CHELLGREN                  Director
------------------------------------------------
               Paul W. Chellgren

          /s/ J. THOMAS L. FEAZELL                Director
------------------------------------------------
               Thomas L. Feazell

         /s/ JUAN ANTONIO FERRANDO                Director
------------------------------------------------
             Juan Antonio Ferrando

              /s/ JOHN R. HALL                    Director
------------------------------------------------
                  John R. Hall

            /s/ ROBERT L. HINTZ                   Director
------------------------------------------------
                Robert L. Hintz

            /s/ DOUGLAS H. HUNT                   Director
------------------------------------------------
                DOUGLAS H. HUNT

                                      57



            /s/ THOMAS MARSHALL                   Director
------------------------------------------------
                Thomas Marshall

            /s/ JAMES L. PARKER                   Director
------------------------------------------------
                James L. Parker

            /s/ J. MARVIN QUIN                    Director
------------------------------------------------
                 J. Marvin Quin

                                                  Director
------------------------------------------------
             Ronald Eugene Samples

                                      58